                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 14, 2001



                     INTERNATIONAL LEASE FINANCE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             California                            0-11350                          22-3059110
-----------------------------------------------------------------------------------------------------------
    (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
         of incorporation)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California               90067
-----------------------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                (Zip Code)


        Registrant's telephone number including area code: (310) 788-1999


         (Former name or former address, if changed since last report.)

Not applicable.

Item 7. Financial Statements and Exhibits


        (c)     Exhibits

               1.1    Underwriting Agreement, dated March 14, 2001, between the
                      Registrant and Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated, relating to the Registrant's Floating Rate
                      Notes due April 1, 2004 (the "Notes").

               4.1    Officers' Certificate (without exhibits), dated March 19,
                      2001, establishing the terms of the Notes.

               4.2    Form of certificate for the Notes.

               5.1    Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

               23.1   Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       INTERNATIONAL LEASE FINANCE CORPORATION



                            /s/ Alan H. Lund
                       --------------------------------------
                       By:  Alan H. Lund
                            Executive Vice President,
                            Co-Chief Operating Officer and
                            Chief Financial Officer



DATED:  March 19, 2001